REGISTRATION RIGHTS AGREEMENT


      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of August 31, 2004, by and among ARGAN, INC., a Delaware corporation (the "Company"); KEVIN J. THOMAS (the "Stockholder").

                                R E C I T A L S:

      WHEREAS, the Stockholder owns all of the issued and outstanding capital stock ("Vitarich Stock") of Vitarich Laboratories, Inc., a Florida corporation ("Vitarich");

      WHEREAS, the Company has agreed to acquire all of the Vitarich Stock via a merger between a subsidiary of the Company and Vitarich (the "Merger") pursuant to the terms of the Merger Agreement;

      WHEREAS, in accordance with the terms of the Merger and the Merger Agreement, the Stockholder of Vitarich is to receive cash and shares of Common Stock as consideration and in exchange for his Vitarich Stock; and

      WHEREAS, in connection with the issuance by the Company of the shares of Common Stock, and as an inducement to consummate the transactions contemplated by the Merger Agreement, the Company has agreed to file a registration statement with the Commission in compliance with the Securities Act in respect to the Common Stock issued in connection with the Merger.

      NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereby agree with each other as follows:

      1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

      "Additional Stock Consideration" shall have the meaning as set forth in the Merger Agreement.

      "Closing" shall have the meaning as set forth in the Merger Agreement.

      "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

      "Common Stock" shall mean the Company's Common Stock, $0.15 par value, as constituted as of the date of this Agreement.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Merger Agreement" Agreement and Plan of Merger dated August 31, 2004 by and between Vitarich, the Stockholder, the Company and AGAX/VLI Acquisition Corporation, a Delaware corporation which is a 100% subsidiary of the Company.

      "Merger Shares" shall mean shares of: (a) Common Stock issued in connection with the Merger in accordance with the terms of the Merger Agreement; and (b) any securities of the Company issued as (or issuable upon the conversion or exercise of any warrant, right, or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities.

      "Registration Expenses" shall mean the expenses so described in Section 5.

      "Restricted Stock" shall mean the Merger Shares, excluding Merger Shares which have been: (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them; or (b) publicly sold pursuant to Rule 144 under the Securities Act.

      "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Selling Expenses" shall mean the expenses so described in Section 5.

      2. Restrictive Legend. Each certificate representing Merger Shares shall, except as otherwise provided in this Section 2, be stamped or otherwise imprinted with a legend substantially in the following form:

      "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

A certificate shall not bear such legend if: (a) the Merger Shares represented by such certificate have been registered under the Securities Act; or (b) in the opinion of counsel satisfactory to the Company (it being agreed that an opinion of Greenberg Traurig, P.A. shall be satisfactory) the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

      3. Required Registration. The Company shall use its best efforts to effect the registration under the Securities Act of all of the shares of Restricted Stock held by the Stockholder, or his respective assigns, pursuant to the terms of this Agreement.

      4. Registration Procedures. Whenever the Company is required by the provisions of Section 3 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:


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

            (a) Use its best  efforts to prepare  and file with the  Commission:
(i) within 120 days after the date of the Closing; and (ii) within 120 days after the issuance of the Additional Stock Consideration a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided) or until the Restricted Stock held by the Stockholder can be publicly sold pursuant to Rule 144 under the Securities Act;

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in subsection (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

            (c) furnish to each seller of Restricted Stock, and to each underwriter if applicable, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

            (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

            (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange or stock market on which the Common Stock of the Company is then listed;

            (f) immediately notify each seller of Restricted Stock and each underwriter, if applicable, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration:
(i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (B) the registration statement, the related prospectus and each amendment


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

or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein); and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel; and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

            (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or representative or agent in connection with such registration statement; and

            (i) if at such time as the Company files a registration statement pursuant to the requirements of Section 3 it is a registrant entitled to use Form S-3 or any successor thereto to register the Restricted Stock, use its best efforts to register the Restricted Stock under the Securities Act on Form S-3 or any successor thereto, for public sale in the manner specified by the holders thereof.

      In connection with any registration pursuant to Section 3 that is underwritten, the Company and each seller agree to enter into a written agreement with the managing underwriter selected by the sellers in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

      For purposes of Sections 4(a) and 4(b), the period of distribution of Restricted Stock in any registration statement shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 180 days after the effective date of such registration statement.

      In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.


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

      5. Expenses.

            (a) All expenses incurred by the Company in complying with Sections 3 and 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses."

            (b) The Company will pay all Registration Expenses in connection with each registration statement under Section 3. All Selling Expenses in connection with each registration statement under Section 3 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

      6. Indemnification and Contribution.

            (a) Upon the registration of any of the Restricted Stock under the Securities Act pursuant to Section 3, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter, if applicable, of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, along with the partners, members, directors, and officers of each such seller, underwriter or controlling person, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person, along with the partners, members, directors, and officers of each such seller, underwriter or controlling person, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus or supplement thereof.

            (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 3, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company


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

or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus or supplement thereof, and; provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense that is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

            (c) The Company hereby agrees to indemnify and hold harmless each holder of Restricted Stock against and in respect of: (i) any loss, claim, liability, obligation, or damage which such holder may suffer or incur resulting from or arising in connection with any misrepresentation, breach of warranty or non-fulfillment of any covenant or agreement on the part of the Company contained in Section 9; and (ii) all actions, suits, proceedings, demands, assessments, judgments, reasonable attorneys' fees, costs and expenses incident to the forgoing.

            (d) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof. The omission so to notify the indemnifying party shall not relieve it from any liability that it may have to such indemnified party other than under this Section 6 and shall only relieve it from any liability that it may have to such indemnified party under this Section 6 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.


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

            (e) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case; or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company shall be responsible for the remaining portion; provided, however, that, in any such case: (A) no such holder will be required to contribute any amount in excess of the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

      7. Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

      8. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission, which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 180 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;


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

            (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

      9. Representations and Warranties of the Company. The Company represents, warrants and covenants to the Stockholder and any other holder of Restricted Stock as follows:

            (a) the execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company;

            (b) this Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms;

            (c) that it will not file with the Commission a registration statement with respect to any shares of its capital stock other than the Restricted Stock prior to 90 days after the effective date of the registration statement registering the shares of Restricted Stock to be issued at Closing; and

            (d) that it will not include any shares of its capital stock other than Restricted Stock in any registration statement filed with the Commission with respect to any Restricted Stock, without the prior written consent of the holders of Restricted Stock.

      10. Miscellaneous.

            (a) An original copy of this Agreement shall be kept by the Secretary of the Company.

            (b) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Restricted Stock), whether so expressed or not.

            (c) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

                  (i) if to the Company or any other party hereto, at the address of such party set forth in the Merger Agreement;


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

                  (ii) if to any subsequent holder of Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock) or to the holders of Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

            (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

            (e) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least a majority of the Restricted Stock.

            (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (g) The Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remain in effect.

            (h) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

            (i) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.


                         [Signatures on following page]


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

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first written above.


                                        COMPANY:

                                        ARGAN, INC.


                                        By: ________________________________
                                            H. Haywood Miller III
                                            Executive Vice President


                                        STOCKHOLDER:
                                        ------------

                                        --------------------------------
                                        KEVIN J. THOMAS

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